         As filed with the Securities and Exchange Commission on August 28, 1998
                                                  Registration No. 333-
================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ---------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                            ---------------------

                        CONCENTRIC NETWORK CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            ---------------------

          DELAWARE                                      65-0257497
-------------------------------                   ----------------------
(STATE OR OTHER JURISDICTION OF                      (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NUMBER)

                        CONCENTRIC NETWORK CORPORATION
                           10590 NORTH TANTAU AVENUE
                              CUPERTINO, CA 95014
                                (408) 342-2800

   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                 OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ---------------------

                                1997 STOCK PLAN

                           (FULL TITLE OF THE PLAN)

                            ---------------------

                              MICHAEL F. ANTHOFER
                            CHIEF FINANCIAL OFFICER
                        CONCENTRIC NETWORK CORPORATION
                           10590 NORTH TANTAU AVENUE
                              CUPERTINO, CA 95014
                                (408) 342-2800
          (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ---------------------

                                   Copy to:
                             DAVID J. SEGRE, ESQ.
                              PAUL B. SHINN, ESQ.
                       WILSON SONSINI GOODRICH & ROSATI
                           PROFESSIONAL CORPORATION
                              650 PAGE MILL ROAD
                              PALO ALTO, CA 94304
                                (415) 493-9300

                            ---------------------

     Approximate date of commencement of proposed sale to the public: as soon as practicable after the Registration Statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plan, please check the following line: __________

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, check the following
line:      X
       ----------

                        CALCULATION OF REGISTRATION FEE

================================================================================
                                          PROPOSED    PROPOSED
 TITLE OF                  MAXIMUM        MAXIMUM      MAXIMUM
SECURITIES                 AMOUNT         OFFERING    AGGREGATE     AMOUNT OF
  TO BE                     TO BE        PRICE PER    OFFERING     REGISTRATION
REGISTERED               REGISTERED        SHARE        PRICE          FEE
-------------------------------------------------------------------------------
Common Stock,
  $0.001 par value..  750,000 shares(1)  $19.07(2)  $14,296,875   $4,217.58(2)
===============================================================================

(1) This total represents the increase in the number of shares authorized to be issued under the 1997 Stock Plan.

(2) Estimated in accordance with Rule 457(c) and (h) under the Securities Act of 1933, as amended, solely for the purpose of calculating the total
     registration fee.    Computation based upon the average of the high and low
     prices of the Common Stock as reported on the Nasdaq National Market on August 27, 1998.
================================================================================

                        CONCENTRIC NETWORK CORPORATION.
                      REGISTRATION STATEMENT ON FORM S-8


                                    PART II

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

     Pursuant to General Instruction E of Form S-8, this Registration Statement is filed solely to register an additional 750,000 shares of the $0.001 par value common stock of the Registrant reserved for issuance under the Registrant's 1997 Stock Plan, which increase was approved by a majority vote of the stockholders of the Registrant on May 20, 1998. Pursuant to General Instruction E, the contents of the Registrant's Registration Statement on Form S-8, File No. 333-33271, is hereby incorporated by reference.

     The following additional exhibits are enclosed for filing:


Exhibit
Number                          Description
-------  ----------------------------------------------------------------

  5.1    Opinion of Counsel as to legality of securities being registered.

 23.1    Consent of Ernst & Young, L.L.P., Independent Auditors.

 23.2    Consent of Counsel (contained in Exhibit 5.1).

 24.1    Power of Attorney (see page II-2).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, Concentric Network Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cupertino, State of California, on the 28th day of August 1998.

                                    CONCENTRIC NETWORK CORPORATION

                                    By:  /s/ Henry R. Nothhaft
                                       -----------------------------------------
                                         Henry R. Nothhaft
                                         Chairman, President and Chief Executive
                                         Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Henry R. Nothhaft and Michael F. Anthofer and each of them, acting individually, as his attorney-in-fact, with full power of substitution, for him and in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments) on Form S-8, and to file the same, with all exhibits thereto and other documents in connection there with, with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney to any and all amendments to the Registration Statement.

     Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                        Title                               Date
---------------------           ---------------------------------------         ---------------

/s/ Henry R. Nothhaft           Chairman, President and Chief                   August 28, 1998
---------------------           Executive Officer (Principal Executive
Henry R. Nothhaft               Officer), Director

/s/ Michael F. Anthofer         Chief Financial Officer (Principal              August 28, 1998
---------------------           Financial and Accounting Officer)
Michael F. Anthofer

                                Director
---------------------
Vinod Khosla

                                Director
---------------------
Franco Regis

/s/ Gary E. Rieschel            Director                                        August 28, 1998
---------------------
Gary E. Rieschel

/s/ Gordon Martin               Director                                        August 28, 1998
---------------------
Gordon Martin

                        CONCENTRIC NETWORK CORPORATION
                      REGISTRATION STATEMENT ON FORM S-8

                               INDEX TO EXHIBITS
                               -----------------



Exhibit
Number                            Description
-------  ---------------------------------------------------------------------
  5.1    Opinion of Counsel as to legality of securities being registered.

 23.1    Consent of Ernst & Young, L.L.P., Independent Auditors.

 23.2    Consent of Counsel (contained in Exhibit 5.1).

 24.1    Power of Attorney (see page II-2).
___________